EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert Variable Series, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Barbara J. Krumsiek, Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2014	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Chairman -- Principal Executive Officer cer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Variable Series, Inc. and will be retained by Calvert Variable Series, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert Variable Series, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Michael V. Yuhas, Jr., Assistant Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2014	/s/ Michael V. Yuhas, Jr._
Michael V. Yuhas, Jr.
Assistant Treasurer -- Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Variable Series, Inc. and will be retained by Calvert Variable Series, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.